United States

Securities and Exchange Commission
Washington, D.C. 20579

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 15, 2017

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Littelfuse, Inc. (the “Company”) on its Current Report on Form 8-K dated December 8, 2016 (the “Prior Form 8-K”), on December 8, 2016, the Company entered into a Note Purchase Agreement, dated December 8, 2016 (the “U.S. Purchase Agreement”), with the note purchasers listed on the signature pages thereto, pursuant to which the Company issued and sold $125 million aggregate principal amount of the Company’s senior notes in two series. The funding date for such senior notes occurred on February 15, 2017 for $25 million in aggregate principal amount of 3.03% Senior Notes, Series A, due February 15, 2022, and $100 million in aggregate principal amount of 3.74% Senior Notes, Series B, due February 15, 2027 (together, the “U.S. Senior Notes”).

The U.S. Senior Notes were offered to qualified institutional buyers and institutional accredited investors in the United States in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The U.S. Senior Notes have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

The disclosure contained in Item 2.03 of the Prior Form 8-K regarding the interest rate, ranking, certain covenants and events of default, and prepayments of the U.S. Senior Notes is incorporated by reference into this Item 2.03. The summary of the U.S. Senior Notes and the U.S. Purchase Agreement is qualified in its entirety by reference to the full text of the forms of the U.S. Senior Notes, copies of which are filed as Exhibits 4.1 and 4.2 to the Prior Form 8-K, respectively, and the U.S. Purchase Agreement, which is filed as Exhibit 10.1 to the Prior Form 8-K, and incorporated by reference herein.

In addition, on February 15, 2017, in connection with the U.S. Purchase Agreement, LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc., each a wholly-owned subsidiary of the Company (the “Guarantors”), entered into a subsidiary guaranty agreement, dated as of February 15, 2017 (the “U.S. Guaranty Agreement”), pursuant to which the Guarantors agreed, jointly and severally, to guarantee the due and punctual payment in full of the U.S. Senior Notes.

The foregoing summary of the U.S. Guaranty Agreement is qualified in its entirety by reference to the full text of the U.S. Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits
4.1	Form of 3.03% Senior Note, Series A, due February 15, 2022 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

4.2	Form of 3.74% Senior Note, Series B, due February 15, 2027 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

10.1	Note Purchase Agreement, dated December 8, 2016, among Littelfuse, Inc. and note purchasers listed on the signature pages thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

10.2*	Subsidiary Guaranty Agreement, dated as of February 15, 2017, made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

*	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: February 15, 2017	By: /s/ Meenal A. Sethna
Meenal A. Sethna
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits
4.1	Form of 3.03% Senior Note, Series A, due February 15, 2022 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

4.2	Form of 3.74% Senior Note, Series B, due February 15, 2027 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

10.1	Note Purchase Agreement, dated December 8, 2016, among Littelfuse, Inc. and note purchasers listed on the signature pages thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 8, 2016 and incorporated herein by reference).

10.2*	Subsidiary Guaranty Agreement, dated as of February 15, 2017, made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

*	Filed herewith.